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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT NOVEMBER 15, 1999
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COMMISSION FILE NUMBER 0-230 17
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                         CHOICETEL COMMUNICATIONS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA                                   41-1649949
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(STATE OF JURISDICTION OR                   IRS EMPLOYER ID NO.
INCORPORATION OF ORGANIZATION)


9724 10TH AVE. NORTH, PLYMOUTH, MN          55441
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 612-544-1260
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ITEM 5.  OTHER EVENT

     Choicetel Communication, Inc. announces the completion of the sale of its Midwest assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:
99   Press release dated December 22, 1999

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CHOICETEL COMMUNICATIONS, INC.



Date: December 22, 1999           By:  /s/ Jack S. Kohler
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                                  Jack S. Kholer
                                  Vice President and Chief Financial Officer